SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2008

                         FSB Community Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       United States                    000-52751                 74-3164710
----------------------------      ------------------------   ------------------
(State or other jurisdiction        (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)



45 South Main Street, Fairport, New York                       14450
----------------------------------------                 ------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (585) 223-9080


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Not applicable.

(e) Amended and Restated Employment Agreement. On September 24, 2008, Fairport Savings Bank (the "Bank") the wholly owned subsidiary of FSB Community Bankshares, Inc. (the "Company"), entered into an amended and restated employment agreement with Dana C. Gavenda, President and Chief Executive Officer of the Company and the Bank. The agreement was revised to comply with the requirements of Section 409A of the Internal Revenue Code.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.      Not Applicable.

(b)  Pro Forma Financial Information.                  Not Applicable.

(c)  Shell Company Transactions.                       Not Applicable.

(d)  Exhibits.

                  Exhibit No.          Description
                  -----------          -----------

                        10.1 Amended and Restated Employment Agreement for Dana C. Gavenda




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FSB COMMUNITY BANKSHARES, INC.


DATE:  September 25, 2008              By: /s/ Dana C. Gavenda
                                           ---------------------------------
                                           Dana C. Gavenda
                                           President and Chief Executive Officer








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                                  Exhibit 10.1